EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Infosmart Group, Inc.’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Po Nei Sze, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Po Nei Sze
Po Nei Sze
Chief Financial Officer
Date: November 14, 2007